                  OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

                    Supplement dated April 15, 2003 to the
                      Prospectus dated January 24, 2003

The Prospectus is changed as follows:

The paragraph captioned  "Portfolio  Managers" under the section "How the Fund is Managed" on page 13 is deleted and replaced with the following:

Portfolio Managers. The portfolio managers of the Fund, Colin Glinsman (since
      April 15, 2003) and Elisa Mazen (since March 2000), are employed by the
      Sub-Advisor. Mr. Glinsman, who is Chief Executive Officer and Chief
      Investment Officer of the Sub-Adviser, is responsible for the day-to-day management of the Fund's domestic portfolio and Ms. Mazen is responsible for its foreign portfolio. Mr. Glinsman is the Managing
      Director, Chief Executive Officer and the Chief Investment Officer of
      Oppenheimer Capital, the immediate parent company of the Sub-Advisor.
      Ms. Mazen is also a Managing Director of Oppenheimer Capital, and has been a portfolio manager at Oppenheimer Capital since 1994.

April 15, 2003                                                PS0254.028